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                                                                    Exhibit 10.1


                               COMMERCIAL LEASE

                      ARTICLE 1.00   - BASIC LEASE TERMS

    1.01 Parties. This lease agreement ("Lease") is entered into by and between the following Lessor and Lessee:

    ACLP University Park S.A. II, a limited partnership ("Lessor"), and GlobalSCAPE. Inc., a Texas corporation ("Lessee").

    1.02 Leased Premises. In consideration. of the rents, terms. provisions and covenants of this Lease, Lessor hereby leases, lets and demises to the Lessee the following described premises ("Leased Premises"). The area shown on the attached Exhibit "A" consisting of approximately 7,350 rentable square feet at the eastern end of the building to be constructed and called University Park Tech Center II in San Antonio. Texas 78249, which consists of 84,525 square feet, and which is located on the land shown on Exhibit "B" attached hereto and incorporated herein for all purposes, consisting of 7,350 rentable square feet to be leased by Lessee beginning an the Commencement Date (the "Initial Space"), and 7,350 additional square feet to be leased by Lessee on or before twelve (12) calendar months following the Commencement Date (the "Must Take Space").

Lessor and Lessee agree that final square footage for the purpose of rent calculations will be determined by Lessee's architect, using then-current BOMA standards (except that the space shall be measured from the edge of the roof for the exterior space adjacent to the exterior doorways) based on Lessee Improvements Final Plans and Specifications, subject to Lessor's approval, which may not be unreasonably refused or delayed.

    1.03 Term. Subject to and upon the conditions set forth herein, the term (the "Term") of this Lease commences on December 15, 1999 (the "Commencement Date") and terminates one hundred and two (102) months thereafter (the "Termination Date"); Except as provided in Addendum I attached hereto and incorporated herein for all purposes, Lessee agrees that Lessor will not be liable to Lessee if Lessor does not deliver possession of the Leased Premises to Lessee on the Commencement Date, and Lessor's non-delivery of the Leased Premises to Lessee on the Commencement Date will not change the terms of this Lease or the obligations of Lessee hereunder. If delivery of the Leased Premises is delayed for any reason other than Lessee Delay (as hereinafter defined), Lessor and Lessee agree that the Commencement Date will be delayed until Substantial Completion (as hereinafter defined) of the Leased Premises, in which event the Term will be automatically extended for a period of time equal to the delay in Substantial Completion of the Leased Premises. If the Commencement Date is delayed, Lessor and Lessee shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and Termination Date. If Lessee enters the Leased Premises prior to Substantial Completion, Lessee shall execute and deliver to Lessor an Early Occupancy Agreement in a reasonable form provided by Lessor whereby Lessee releases Lessor from all liabilities, claims and causes of action arising out of any construction or other work performed at the Leased Premises and agrees to pay utility charges incurred by Lessee during such early occupancy. If the Termination Date falls on a day other than the last day of a month, the parties


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agree that the Term is automatically extended by the number of days necessary to cause the Term to end on the last day of a month.

    1.04 Base Rent, Security Deposit. Base Rent is $7,276.50 net per month based upon an assumed 7,350 rentable square footage in the Leased Premises and shall be adjusted by $11.88 per rentable square foot per year based on the recalculation under Section 1.02 above. Security Deposit is $ 3,638.25.

    1.05 Addresses.

         Lessor's Address:          Lessee's Address:
         ACLP University Park SA,   L.P.    GlobalSCAPE. Inc.
         17400 Dallas Parkway       _________________________
         Suite 216                  _________________________
         Dallas, Texas 75287        San Antonio, Texas
         FAX (972) 407-9068         FAX (_____)
                                  *[use Leased Premises address]


         With a copy to:
         CMC Commercial Realty Group, Inc.
         5400 LBJ Freeway
         Suite 1450
         Dallas, Texas 75240
         FAX (972) 770-2805

    1.06 Permitted Use. The Leased Premises may be used for office space, and assembly, distribution and sales of software.

    1.07 Leasing Term Limitation on Adjacent Space and Right of First Refusal. Lessor agrees that Lessee may lease the Bay shown on Exhibit "A" adjacent to the Leased Premises at any time prior to Lessor leasing the Bay to another person. Lessor agrees that it will notify Lessee at least thirty (30) days prior to entering into a lease of the Bay, and will not enter into a lease for the Bay for a term that continues longer than sixty (60) months. Lessor further agrees that it will notify Lessee ninety (90) days prior to the expiration of any lease of the Bay (or immediately upon learning that the Bay is to become available prior to the expiration of its lease) and Lessee will have fifteen (15) days following receipt of notice to notify Lessor that it elects to lease the Bay. If Lessee does not notify Lessor that it elects to lease the Bay within fifteen
(15) days, Lessor may re-let the Bay for a term of up to sixty (60) Months. If Lessee elects to lease the Bay pursuant to this Section, then Lessor and Lessee will execute a modification of this Lease such that the Bay becomes part of the Leased Premises and is leased on the same terms and conditions as provided in this Lease for the initial Leased Premises, including renewal options, but not including the rental per square foot, finish out allowance, and refurbishment allowance, with an additional security deposit to be calculated in the same manner as the security deposit for the Leased Premises, and with the term of the lease for the Bay to expire on the Termination Date. If Lessee elects to lease the Bay prior to the time that Lessor completes the Lessee Improvements, then the Bay will be leased on all of the same terms and

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conditions as the initial Leased Premises, including rental per square foot.
renewal options. finish out allowance, and refurbishment allowance. The date for completion of Lessee Improvements in the Bay will be established consistently with the time frames for completion of Lessee Improvements for the initial Leased Premises.

    1.08 Lessee's Future Expansion Needs. Lessor acknowledges that Lessee expects its business to grow significantly and that Lessee may require space in addition to the Leased Premises and the Bay. Lessor will keep Lessee informed of the status of the remaining space in the Building and give Lessee a reasonable opportunity to lease additional space that becomes available on reasonable terms and conditions.

    1.09 Renewal Terms. Lessor agrees that Lessee may renew the Lease for two successive sixty (60) month renewal terms (each a "Renewal Term") by giving Lessor written notice of renewal at least one hundred eighty (180) days prior to the expiration of the Term or the first Renewal Term, respectively The Lease will continue on the same terms and conditions during any Renewal Term, except that the rental rate per square foot shall be adjusted to ninety five percent (95%) of the prevailing market rate for comparable buildings in San Antonio at the time of renewal (taking into consideration the age and quality of the structure, type of building, location of the space in the building, definition of the leased area, estimated lease-up time, credit standing and financial status of the Lessee, term, extent of services provided by landlord, brokerage fees, leasehold improvement allowances, moving allowances, rental abatements and other incentive being offered). If there is a difference in opinion between Lessor and Lessee regarding the prevailing market rate of rental at the time of Renewal, Lessor and Lessee will negotiate in good faith to resolve the difference. Lessor and Lessee will also negotiate in good faith to establish a refurbishment allowance for the Leased Premises, which shall be administered by Lessor on the same terms and conditions as the Improvement Allowance for the Initial Lessee Improvements. Lessee may withdraw its notice of renewal if agreement on the prevailing market rate of rental is not reached within sixty
(60) days of the beginning of the proposed Renewal Term.

    1.10 Contingencies. Lessor agrees that if by May 1, 1999, Lessor has failed to acquire title to the land on which the Building is to be constructed. or if by June 1, 1999 it has not commenced construction of the Building. Lessee may terminate this Lease on one (1) day's advance written notice. Lessor agrees that Lessee's security deposit and is due upon execution of the Lease; however Lessor and Lessee further agree that such payment will not be deposited until such time as Lessor has acquired title to the land on which the Building is to be constructed, and seventh month's rent is due upon Lessor's commencement of Lessee improvements.

    1.11 Must Take Space. Lessee will notify Lessor at least three (3) calendar months prior to the date that Lessee desires to lease the Must Take Space and will provide Lessor with its preliminary plans and specifications for Lessee Improvements to the Must Take Space within forty-five (45) days of the date that it desires to take possession of the Must Take Space. The date for completion of Lessee Improvements to the Must Take Space will be established consistently with the time frames for completion of Lessee Improvements for the Initial Space.


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                              ARTICLE 2.00 - RENT

    2.01 Base Rent. Lessee agrees to pay monthly as base rent during the term of this Lease without notice, demand, counter-claim, set-off or abatement, except as otherwise set forth herein, the sum of money set forth in Section 1.04 of this Lease, which amount is payable to Lessor at the address shown above, except that Lessee shall not pay any base rent for the first six full calendar months following the Commencement Date. One monthly installment of rent is due and payable on the date of execution of this Lease by Lessee for the seventh month's rent and a like monthly installment is due and payable on or before the first day of each succeeding calendar month during the term of this Lease; provided, if the Commencement Date should be a date other than the first day of a calendar month, the free rental period set forth above will begin on the Commencement Date and the rental for the remainder of the calendar month in which the free rental period ends will be prorated and will be due on the first day of the calendar month first following the end of the free rental period. Lessee shall pay, as additional rent, all other sums due under this Lease. If Lessee elects to lease the Must Take Space and the lease of the Must Take Space begins prior to the end of the free rental period (or would have begun during the free rental period except for Lessor Delay), Lessee will not be obligated to pay rent on the Must Take Space for the remainder of the free rental period.

    2.02 Additional Rent. Lessee agrees to pay as additional rent, without deduction or set-off of any kind except as otherwise set forth herein, Lessee's pro rata share of all ad valorem taxes and installments of special assessments (including dues and assessments by means of deed restrictions and/or owner's associations) lawfully levied or assessed against the Building (as hereinafter defined) of which the Leased Premises are a part and any and all insurance required herein or which is standard for similar projects (specifically including fire and casualty, commercial general liability and rent loss insurance). Said ad valorem taxes, assessments and insurance shall be prorated and paid on or before the first day of every month commencing on the Commencement Date, in advance, as additional rent. The proration shall be based upon Lessor's estimate of ad valorem taxes, assessments and insurance for the current calendar year, provided, that in the event Lessor is required under a mortgage, deed of trust, underlying lease or loan agreement covering the Building to escrow ad valorem taxes, assessments or insurance, Lessor may but shall not be obligated, to use the amount required to be escrowed as a basis for its estimate. There will be an annual accounting as to actual ad valorem taxes, assessments and insurance and appropriate payment or credits made. To the extent the Commencement Date or Termination Date of the Lease is not on the first day of the calendar year or last day of the calendar year respectively, Lessee's liability for ad valorem taxes, assessments and insurance shall be subject to a pro rata adjustment based on the number of days of any such year during which the Term is in effect. Lessee shall have the right at its expense to contest or appeal by appropriate proceedings any value assessment rendered by applicable taxing authorities and Lessor shall cooperate to the extent reasonably necessary in such contest or appeal. To the extent the Leased Premises are part of a multi-occupancy building, Lessee shall pay a pro rata share of such ad valorem taxes, assessments and insurance, such pro rata share to be equal to the product obtained by multiplying the total of such real property taxes assessments and insurance by a fraction, the numerator of which shall be the number of square feet of floor area of the Leased Premises and the denominator of which shall be the number of square feet of floor area in the Building of which the Leased Premises are a part.


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    2.03 Operating Expenses. Lessee agrees to pay, as additional rent, Lessee's pro rata share (as determined by the formula set forth in Section 2.02 above) of Lessor's Operating Expenses for the Building without deduction or set-off of any kind except as otherwise set forth herein. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated Operating Expenses for each calendar year, which amount shall be adjusted from time-to-time based upon anticipated Operating Expenses. As of the date hereof, it is estimated that the Operating Expenses, taxes and insurance for calendar year 2000 will be approximately $2.20 per rentable square foot. Lessor agrees that the Lessee's portion of the Operating Expenses for common area maintenance, less costs of utilities, costs required to meet applicable laws, and capitalized costs of capital improvements and operating efficiency devices, will not exceed seventy-eight cents ($78) per rentable square foot during the first year of the Term (the "Base Amount"), and will not increase for any year by more than five percent (5%) per year (cumulative) over the Base Amount. Within four months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this Section. In the event the accounting shows that the total of the monthly payments made by Lessee exceeds the amount of additional rent due by Lessee under this Section, such amount shall be credited against the next required payment of base rent. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this Section, the account shall be accompanied by an invoice for the additional rent. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Provided Lessee is not in default of any terms of this Lease, Lessee shall have the right, at its own expense, to audit Lessor's books relevant to the additional rent payable under this Section. With respect to such audit, Lessee 1) may review Lessor's books during office hours, 2) must perform such audit at the location of Lessor's books, 3) must request such audit within six (6) months of receipt of its annual reconciliation of Operating Expenses, 4) must deliver to Lessor a copy of the results of such audit, 5) may not audit the same calendar year more than one time. If, as a result of such audit, it is determined that the Operating Expenses have been overstated by 3% or more, Lessor shall be required to reimburse Lessee for the costs of such audit. Assignees of Lessee may only audit periods for which they occupy the Leased Premises and subtenants of Lessee shall have no audit rights. Lessee agrees to pay any additional rent due under this Section within ten (10) days following receipt of the invoice or accounting showing additional rent due.

    2.04 Definition of Operating Expenses. The term "Operating Expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the Building (except for items described below) and includes, but is not limited to, the following: maintenance, repair and replacement costs; security; wages and benefits payable to employees of Lessor to the extent their duties are directly connected with the operation and maintenance of the Building; management fees, all services, utilities for common areas, supplies, repairs, replacement or other expenses for maintaining and operating the common parking and plaza areas; the cost, amortized over its useful life, of any expense required to be capitalized under GAAP principles other than capital improvements; the cost, amortized over its useful life, of any capital improvement made to the Building by Lessor after the date of this Lease, if required


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under any governmental law or regulation other than improvements made to the
Building to effect compliance with the Americans With Disabilities Act (the "ADA") or as otherwise set forth herein, which capital improvements must be of mutual benefit to all tenants of the Building; and the cost, amortized over its useful life, of installation of any device or other equipment to the extent it improves the operating efficiency of any system within the Leased Premises and thereby reduces Operating Expenses, provided that, prior to installing any such device or equipment, Lessor will inform Lessee of such installation and the estimated cost savings and Lessor and Lessee must reasonably agree upon the estimated cost savings before agreeing to such installation. The term Operating Expenses does not include the following: expenses incurred to maintain the roof, foundation and structural soundness of the exterior walls of the Building; expenses incurred should the entire roof the Building need to be replaced; expenses to bring the Building into compliance with applicable law such as the ADA and Environmental Laws, expenses incurred to abate or remove any Hazardous Substance in the Building that was placed there by Lessor, income and franchise taxes of Lessor; expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payments on any mortgage or other indebtedness of lessor; compensation paid to any employee of Lessor other than maintenance and property management personnel to the extent these services are directly associated with the operation and maintenance of the Building; any depreciation allowance or expense (except for depreciation of capital improvements and equipment specifically included within the definition of Operating Expenses); or operating expenses which are the responsibility of Lessee or any other lessee of the Building; or expenses (herein called "Defect Expenses") incurred as a result of or caused by latent defects, punch list items, or Lessor's failure to construct the Shell Building Improvements or Lessee Improvements in accordance with the requirements of this Lease and substantially in accordance with the Final Shell Plans and Specifications and Lessee Improvements Final Plans and Specifications as provided herein (such items being herein called "Defects"); and/or operating expenses otherwise caused by or resulting from Lessor's breach of its obligations under the Lease.

    2.05 Late Payment Charge. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the fifth day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the fifth day of the month next following the month in which Lessee was invoiced, Lessee agrees to pay a late payment charge of five percent (5%) of such past due amount in addition to such amounts owed under this Lease, provided, however, that Lessee is hereby granted a waiver of this late payment charge once every twelve
(12) months during the term of this Lease. In addition, Lessor is entitled to charge one-hundred dollars ($100.00) for each check or payment which is not honored by Lessee's bank. Said charge is in addition to any other amounts owed under this Lease.

    2.06 Security Deposit. The security deposit set forth above will be held by Lessor for the performance of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit is not an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of


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rent, or to repair any damage or injury, or pay any expense or liability incurred by Lessor as a result of the event of default or breach of covenant, and any remaining balance of the security deposit will be returned by Lessor to Lessee within a reasonable period of time following termination of this Lease. If any portion of the security deposit is so used or applied, Lessee shall upon ten days written notice from Lessor, deposit with Lessor by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

    2.07 Holding Over. In no event may Lessee remain in the Leased Premises following the expiration or termination of this Lease without Lessor's prior written consent. If Lessee does not vacate the Leased Premises upon the expiration or termination of this Lease, Lessee agrees that it will be a tenant at will for the holdover period and that all of the terms and provisions of this Lease are applicable during that period, except that Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to 1.50 times the base rent being paid by Lessee immediately prior to the expiration or termination of the Lease. Lessee agrees to vacate and deliver the Leased Premises to Lessor immediately upon Lessee's receipt of notice from Lessor to vacate. Such notice may be given pursuant to the notice provisions of Section
14.07 herein. Lessee agrees to pay the rental payable during the holdover period to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor and notwithstanding receipt by Lessee of an invoice from Lessor for holdover rent, will extend the term of this Lease. Additionally, Lessee shall pay to Lessor all damages sustained by Lessor as a result of such holding over by Lessee.

                      ARTICLE 3.00   - OCCUPANCY AND USE

    3.01 Use. Lessee warrants and represents to Lessor that the Leased Premises may be used and occupied only for the purpose as set forth in Section 1.06. Lessee shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable, will not create a nuisance, interfere with standard Building operations, or affect the structural integrity or design capabilities of the Building. Lessee shall not permit any operation which emits any odor or matter which intrudes outside the Leased Premises, attracts rodents, use any apparatus or machine which makes undue noise or causes vibration in any portion of the Building or otherwise interfere with, annoy or disturb any other party outside the Leased Premises, including without limitation, any other tenant in the Building. Lessee shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the reasonable opinion of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the Building. If at any time during the Term the State Board of Insurance or other insurance authority disallows any of Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rent the increase in Lessor's insurance premiums. Notwithstanding anything set forth in this Section 3.01, in no way does Lessor warrant or represent, either expressly or impliedly, that Lessee's use of the Leased Premises is in accordance with applicable codes or ordinances of the municipality within which the Building is located. Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of


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the use of the Leased Premises by Lessee in violation of applicable codes or ordinances of the municipalities or any other government bodies within which the building is located. The foregoing indemnification and the responsibilities of Lessee survive the termination or expiration of this Lease.

    3.02 Signs. No sign of any type or description may be erected, placed or painted in or about the Leased Premises of Building, including those advertising the Leased Premises for sublease, except (i) those signs which are in conformance with Lessor's sign criteria attached as Exhibit "C" and, (ii) at Lessee's option and expense, a free-standing "monument" sign consistent in quality and appearance with the architectural standards of the Building, and as approved in advance by Lessor. All signs must be in conformance with applicable governmental requirements and limitations (including any applicable restrictive covenants). Such permitted signs must be removed by Lessee upon expiration or termination of the Lease at Lessee's sole cost and expense. Any damage or discoloration from such removal will be repaired at Lessee's sole cost and expense.

    3.03 Compliance with Laws, Rules and Regulations. Lessee, at Lessee's sole cost and expense (except as provided in Section 2.04 hereof), shall comply with all laws, ordinances, orders, rules and regulations now in effect or enacted subsequent to the date hereof by state, federal, municipal or other agencies or bodies having jurisdiction over Lessee or the use, condition and occupancy of the Leased Premises except that Lessor shall be responsible for construction of the Lessee Improvements in compliance therewith as of the Commencement Date, including, but not limited to, compliance with the ADA as to the Building, but excluding the interior of the Leased Premises which is Lessee's responsibility. Lessee will comply with the rules and regulations of the Building adopted by Lessor which are set forth on a schedule attached to this Lease. At any time, Lessor may change and amend the rules and regulations in any reasonable manner not inconsistent with the terms of this Lease as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Building or the Leased Premises. All changes and amendments to the rules and regulations of the Building will be sent by Lessor to Lessee in writing and must thereafter be carried out and observed by Lessee.

    3.04 Warranty of Possession and Enjoyment. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, is entitled to possession and quiet enjoyment of the Leased Premises during the full term of this Lease as well as any extension or renewal thereof. Lessor is not responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the Leased Premises.

    3.05 Inspection. Lessor or its authorized agents may at any and all reasonable times enter the Leased Premises to inspect the same, conduct tests, environmental audits or other procedures to determine Lessee's compliance with the terms hereof; to supply any other service to be provided by Lessor; to show the Leased Premises to prospective purchasers, lessees, (within six months prior to termination of this Lease), or mortgagees; to alter, improve or repair the Leased Premises or any other portion of the Building or for any other purpose Lessor deems



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reasonably necessary. LESSEE HEREBY WAIVES ANY CLAIM FOR DAMAGES FOR INJURY OR
INCONVENIENCE TO OR INTERFERENCE WITH LESSEE'S BUSINESS, ANY LOSS OF OCCUPANCY OR USE OF THE LEASED PREMISES, AND ANY OTHER LOSS OCCASIONED BY INSPECTIONS MADE UNDER THIS SECTION INCLUDING CLAIMS RESULTING FROM THE NEGLIGENCE OF LESSOR BUT EXCLUDING ANY CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the Leased Premises. Lessor is entitled to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefor. During the final one-hundred eighty days of the Lease term, Lessor or its authorized agents have the right to erect or maintain on or about the Leased Premises or the Building customary signs advertising the Leased Premises for lease or sale.

    3.06 Hazardous Waste. The term "Hazardous Substances," as used in this Lease means pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is regulated, restricted, prohibited or penalized by any "Environmental Law," which term means any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the Leased Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall obtain all required permits and pay all fees and conduct any testing required by any governmental agency; (ii) the Leased Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall obtain all required permits and pay all fees and conduct any testing required by any governmental agency in connection with the Permitted Materials; (iii) no portion of the Leased Premises or Building will be used as a landfill or a dump; (iv) Lessee will not install any underground or above ground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the Leased Premises or Building, except for the Permitted Materials, and if so brought or found located thereon (except for pre-existing conditions or matters caused by the Lessor), the same must be immediately removed, with proper disposal, and all required cleanup procedures must be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative's may, but are not required to, enter the Leased Premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as requested by Lessor. Should Lessee fail to take such corrective action within twenty-four (24) hours, Lessor has the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs


Commercial Lease - Page 9 of 44

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associated with said work. If at any time during or after the term of the Lease, the Leased Premises or Building are found to be so contaminated or subject to said conditions as a result of Lessees breach of the terms of this Lease, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost. Before taking any action to comply with Environmental Laws or to clean up Hazardous Substances contaminating the Leased Premises or Building, Lessee shall submit to Lessor a plan of action, including any and all plans and documents required by any Environmental Law to be submitted to a governmental authority (collectively a "plan of action"). Such plan of action must be implemented by a licensed environmental contractor. Before Lessee begins the actions necessary to comply with Environmental Laws or to clean up contamination from Hazardous Substances, Lessor must have (1) approved the nature, scope and timing of the plan of action, and (2) approved any and all covenants and agreements to effect the plan of action. Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Leased Premises or Building by Lessee in violation of this Section 3.06 but excluding pre-existing conditions or matters resulting from the negligence or willful misconduct of Lessor. The foregoing indemnification and the responsibilities of Lessee survive the termination or expiration of this Lease. Lessee represents that it has not been previously cited for any environmental violations by any applicable governmental agency and that there are no Permitted Materials to be stored in or upon the Leased Premises. In no event will any Permitted Materials be stored in or upon the Leased Premises without Lessor's prior written consent.

    3.07 Parking and Road Use. Except as the number of spaces may be reduced pursuant to Section 3.08, Lessor will ensure that Lessee will have available to use, for the benefit of Lessee, its employees, customers, invitees and licensees, six (6) parking spaces for each 1000 rentable square feet of Leased Premises in the parking areas adjacent to the Building of which the Leased Premises are a part on an unassigned, unreserved basis, subject to reasonable regulation by Lessor. Lessor may use additional parking spaces if available, on a first come, first serve basis unless such use interferes with another tenant's rights. Lessor reserves the right in its sole discretion to designate specific areas within the parking areas for the exclusive use of visitors and invitees to the Building and others. Included in the aggregate allowance of parking spaces shall be five (5) designated, reserve parking spaces for the exclusive use of Lessee, location of such spaces to be agreed upon by Lessor and Lessee and to be shown on the site plan attached hereto as Exhibit "A", provided that Lessor shall not be responsible for monitoring use of such spaces. Should Lessee increase the square footage of the Leased Premises at any time, Lessee shall be allowed additional parking spaces according to the ratio set forth herein. Any parking permitted by Lessor on any common drive areas by Lessee or any of Lessee's employees, customers, invitees or licensees will be permitted upon the express condition that all such drives must be kept clear for through traffic of all vehicles, including tractor-trailers. No driving or parking of any vehicles on non-paved areas adjoining the Building or within the Project of which the Building is a part is permitted. Lessee's failure to use all of the parking spaces allocated to it under this Section will not constitute a waiver by Lessee of the right to use those parking spaces at a later time.

    3.08 Satellite Dishes. Lessor agrees that Lessee may locate one or more satellite dishes or other telecommunications equipment on the roof of the Building or on the land on


Commercial Lease - Page 10 of 44

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which the Building is constructed, provided the placement of the satellite dishes or other telecommunications equipment does not effect the structural integrity of the Building or materially impair the appearance of the Building or the land on which the Building is constructed and Lessee obtains Lessor's written approval as to location and size of satellite prior to the installation of such.

                 ARTICLE 4.00   - UTILITIES, SERVICE, SIGNAGE

    4.01 Security Lighting. Lessor shall install security lighting at all entrances to the Leased Premises and in the parking lots adjacent to the Leased Premises at its expense; provided, however, the Lessor shall make no representation or warranty as to the sufficiency or adequacy of such lighting or the effectiveness thereof for security.

    4.02 Building Services. Lessor shall provide the normal utility service connections to the Building. Lessee shall pay directly to the appropriate supplier the cost of all utility services to the Leased Premises, including, but not limited to, any required security deposits and initial connection charge, all charges for gas, electricity, telephone, water, sanitary and storm sewer service and security systems. If any services are jointly metered with other Leased Premises or property (for example, exterior lighting), Lessor shall make a reasonable determination of Lessee's proportionate share of the cost of such services and Lessee shall pay such share to Lessor within ten (10) days of receipt of any invoice thereof. Lessee shall pay all costs caused by Lessee introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Lessee shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Lessee's use of the sanitary sewer system. If the Leased Premises are in a multi-occupancy Building, Lessee shall pay all surcharges levied due to Lessee's use of sanitary sewer or waste removal services insofar as such surcharges affect Lessor or other Lessees in the Building. Except as set forth herein, Lessor shall not be required to pay for any utility service, supplies or upkeep in connection with the Leased Premises or Building. Utility services for the common areas shall be part of Operating Expenses.

    Lessee agrees that Lessor is not liable to Lessee in any respect for damages to either person, property or business on account of any interruption or failure of utilities or services furnished by Lessor provided that Lessor uses reasonable diligence to repair the same promptly. No such interruption or failure may be construed as an eviction of Lessee or entitle Lessee to (i) any abatement of rent, (ii) terminate the Lease, or (iii) be relieved from fulfilling any covenant or agreement contained herein. Should any malfunction of the improvements or facilities to the Leased Premises or Building (which by definition do not include any improvements or facilities of Lessee above Building standard improvements) occur for any reason, Lessor shall use reasonable diligence to repair same promptly, but Lessee will not be entitled to any claim for rebate or abatement of rent or damages on account of such malfunction or of any interruptions in service occasioned thereby or resulting therefrom.

Commercial Lease - Page 11 of 44

    4.03 Theft or Burglary. Lessee expressly acknowledges that whether or not Lessor, from time to time, elects to provide security services, Lessor has not, nor will Lessor be deemed to have, warranted the efficiency of any security personnel, service, procedures or equipment and Lessor is not liable in any manner for the failure of any of the foregoing to prevent or control or apprehend anyone suspected of theft, personal injury, property damage or any criminal conduct in, on or around the Building. Lessee agrees that Lessor is not liable to Lessee for losses to Lessee's property or personal injury caused by criminal acts or entry by unauthorized persons into the Leased Premises. Lessee is responsible for the cost of repairs of damage and restoration of the Leased Premises following any such act.

                   ARTICLE 5.00   - REPAIRS AND MAINTENANCE

    5.01 Existing Conditions. On the Commencement Date, Lessee shall be deemed to have accepted the Leased Premises in their then existing condition, subject to all recorded matters, laws, ordinances, and governmental regulations and orders; provided that, Lessee's acceptance of the Leased Premises shall not relieve Lessor from any maintenance and repair obligations under this Lease. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any warranty or representation of any kind, either express or implied as to the condition of the Leased Premises or the suitability of the Leased Premises for Lessee's intended use other than that the Leased Premises will be constructed in accordance with the Lessee Improvements Final Plans and Specifications and will be free from Hazardous Materials. The taking of the possession of the Leased Premises by Lessee is intended by the parties to be conclusive evidence that Lessee accepts the Leased Premises and Lessor has complied with its obligations of Section 6.01 herein except for Defects (as defined in Section 2.04 hereof), the presence of Hazardous Materials, and punch list items. Prior to taking occupancy of the Leased Premises, Lessee shall sign a copy of the space plan of the Leased Premises acknowledging its condition on the date thereof (unless Lessor waives such requirement) and execute the Certificate of Acceptance form attached as Exhibit "D" accepting such condition of the Premises except for Defects, the presence of Hazardous Materials and punch list items.

    5.02 Lessor Repairs And Maintenance. Lessor shall manage the Building in accordance with property management standards customary to the area and will keep the Building in compliance with all legal and regulatory requirements (including Environmental Laws, Americans with Disabilities Act, and municipal codes and ordinances). Lessor agrees to indemnify and hold Lessee harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the failure of the building to be in compliance with applicable laws and regulation. Lessor is not required to make any improvements, replacements or repairs of any kind or character to the Leased Premises during the Term. Lessor shall maintain the roof, foundation and structural soundness of exterior walls of the Building, mechanical, electrical and plumbing systems serving the Building and common areas, in good repair and condition except for reasonable wear and tear. Lessor shall also perform all ground maintenance, landscaping, pest control, and removal of debris from outside receptacles. Lessee agrees that Lessor is not liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee is not entitled to any abatement or reduction of rent by reason of any repairs, reasonable alterations or additions made by Lessor under this Lease. Should Lessor not repair or maintain the Building or the Leased


Commercial Lease - Page 12 of 44

Premises as required hereunder, after providing written notice to Lessor and after a thirty (30) day opportunity to cure by Lessor, or such longer period as shall be necessary, provided that Lessor has not commenced such repair within such 30 day period and has not diligently pursued same thereafter, Lessee may make such repairs or perform such maintenance and Lessor shall promptly reimburse Lessee for any reasonable expenses incurred by Lessee in performing such work, or if the Leased Premises are untenantable, Lessee may terminate this Lease.

    5.03 Lessee Repairs And Maintenance. Lessee shall, at its sole cost and expense, maintain and repair the Leased Premises in good repair and condition, including, but not limited to carpet or other floor covering, interior partitions, doors, interior side of dernising(??sp??) walls, telephone and computer cabling that serves Lessee's equipment exclusively, any supplemental air conditioning, interior water closets, kitchens and plumbing in connection therewith and any alterations, additions or improvements made by or on behalf of Lessee. Lessee shall take good care of all personal property and fixtures located within the Leased Premises. Lessee shall repair and pay for any damage caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors to the Leased Premises, the Building, or the project. If Lessee fails to maintain, repair or replace promptly as required herein, Lessor may, at its option, and following at least thirty (30) days' advance written notice to Lessee, perform on Lessee's behalf and charge the cost of such performance to Lessee as additional rent which is due and payable by Lessee within ten (10) days from receipt of Lessor's invoice. Costs incurred under this section are the total responsibility of Lessee.

    5.04 Request for Repairs. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address in Section 1.05 and delivered pursuant to Section 14.07. After receipt of written notice, Lessor is entitled to a reasonable time within which to perform such repairs or maintenance.

    5.05 Lessee Damages. Lessee shall not allow any damage to be committed on any portion of the Leased Premises or Building, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the Leased Premises to Lessor in as good condition as existed at the Commencement Date of this Lease, ordinary wear and tear and casualty loss excepted. Lessor's standard move-out checklist will be followed by Lessee to ensure compliance with this provision. The cost and expense of any repairs necessary to restore the condition of the Leased Premises must be borne by Lessee. Should Lessor be required to expend any sums to ensure compliance with this Section 5.05, Lessee shall reimburse Lessor within ten (10) days of receipt of notice from Lessor.

    5.06 Maintenance Contract. Lessor may, as an Operating Expenses, during the term of this Lease maintain a regularly scheduled preventative maintenance/service contract on an annual basis with a maintenance contractor for the servicing of all general sprinkler systems, hot water, heating and air conditioning systems and equipment within or servicing the Building. Lessee shall maintain, at Lessee's sole cost and expense, a regularly scheduled preventative maintenance/service contract on an annual basis with a maintenance contractor for the servicing of all hot water, heating and air conditioning systems within or exclusively servicing the Leased Premises.


Commercial Lease - Page 13 of 44

                 ARTICLE 6.00   - ALTERATIONS AND IMPROVEMENTS

6.01  Initial Lessee Improvements.

      A. Lessee Improvements. Lessee shall prepare final plans and specifications for construction of the Lessee Improvements desired by Lessee and shall deliver to Lessor by July 1, 1999, two (2) copies of such plans and specifications and the names of two proposed contractors to construct the Lessee Improvements for Lessor approval. Lessor will promptly either approve of the plans and specifications and the contractors, or communicate its objections, and if Lessor has objections, the Lessor will work diligently with Lessee to resolve any objections such that approval of the plans and specifications and names of contractors is given within fifteen (15) days of receipt. Lessor shall be deemed to have approved the plans and specifications and the contractors unless Lessor shall have provided written notice to Lessee of Lessor's objections thereto within fourteen (14) days following the delivery thereof by Lessee to Lessor. The Lessor approved final plans and specifications for the Lessee Improvements are herein called the "Lessee Improvements Final Plans and Specifications". All reasonable costs involved in approving, drafting and preparing the Lessee Improvements Final Plans and Specifications shall be charged against the Improvement Allowance described below. Lessor shall apply for building permits to construct the Lessee Improvements and will submit bid requests to the two contractors selected by Lessee and the contractor for the Shell Building Improvements no later than two (2) days following approval of the Lessee Improvements Final Plans and Specifications. Contractors will be required to submit their bids no later than thirty (30) days following receipt of the bid request. Lessee shall have fifteen (15) days from receipt of all bids to select the contractor for the Lessee Improvements. Except for immaterial field changes, modifications to the Lessee Improvements Final Plans and Specifications must be made and accepted only by written change order or agreement signed by Lessor and Lessee and will constitute an amendment to this Lease. Lessee shall be responsible for payment in advance of all work and construction resulting from changes in the Lessee Improvements Final Plans and Specifications requested by Lessee if the additional cost attributable to the changes exceed the Improvement Allowance by more than $3.00 as described in subparagraph (c) below. The Lessee Improvements Final Plans and Specifications (when approved by Lessor and Lessee) are incorporated in this Lease by reference. For the purpose of this Section, an "immaterial field change" shall mean such field changes which are required by any governmental authority or changes which (i) do not affect the size, configuration, structural integrity, quality, character, architectural appearance and standard of workmanship contemplated in the Lessee Improvements Final Plans and Specifications, (ii) will not result in any default in any obligation to any person or violation of any governmental requirements, and (iii) the cost of or reduction resulting from any single field change or extra does not exceed $5,000.00.



                        Commercial Lease - Page 14 of 44

          B. Subject to the Lessee's payment obligations under (c) below, Lessor shall cause the Lessee Improvements to be completed in a good and workmanlike manner, in accordance with all applicable laws and regulations, and in accordance with the Lessee Improvements Final Plans and Specifications. Lessor shall coordinate construction of Lessee Improvements, keeping Lessee informed on the progress of the work and of any expenditures made to perform such work and for such services shall be paid a construction management fee of five percent (5%) of the Hard Costs of such Lessee Improvements, which fee shall be paid out of the Improvement Allowance (as hereinafter defined). "Hard Costs" are the costs of labor, material and permits and licenses necessary to construct the Lessee Improvements, and do not include any legal, architectural, management or engineering expenses. Lessor agrees that all construction contracts and architectural contracts shall provide that the general contractor and architect for the project shall provide status reports and other reports relating to the construction of the Lessee Improvements to Lessee as well as to Lessor, and Lessee shall have the right at any and all times to inspect the Lessee Improvements at all stages of construction. Lessor agrees to cooperate with Lessee on any changes to the Lessee Improvements and agrees to provide to Lessee copies of all draw requests and the underlying documentation relating to the draw requests to Lessee. Lessor agrees to keep the Leased Premises free from any and all mechanic's or materialman's liens and to pay promptly for all work to be performed relative to the construction project. In the event any such lien attaches to the Leased Premises as a result of Lessor's actions, and if Lessor does not contest the lien diligently and in good faith or does not proceed in its effort to remove the lien, then, in addition to any other right or remedy of Lessee, Lessee may, but is not obligated to, obtain the release or otherwise discharge the same or to obtain a bond in satisfaction of same. Any amount paid by Lessee in order to release or discharge any such lien must be paid by Lessor to Lessee on demand.

          C. Lessor shall provide Lessee with an improvement allowance of $22.00 per rentable square foot of the Leased Premises (the "Improvement Allowance"). The Improvement Allowance shall be paid out from time to time to pay for costs incurred by Lessor in connection with the Lessee Improvements, including costs of Lessee's architect and/or space planner, the construction management fee of five percent (5%) of the Hard Costs of construction, and third party contractors as the Lessee Improvements progress. Lessee shall pay those costs of construction of the Lessee Improvements in excess of the Improvement Allowance, if any, and such amounts shall be paid by Lessee to Lessor within thirty
          (30) days following receipt by Lessee of a written request therefor from Lessor. In the event the costs and expenses of the Lessee Improvements shall exceed the Improvement Allowance, then at the option of Lessee and upon written request by Lessee and approval by Lessor's mortgagee/lender, the Lessor shall fund up to $3.00 per rentable square foot within the Leased Premises of such excess amounts and such excess amounts so funded by Lessor shall be paid by Lessee to Lessor as additional monthly rent. The amount to be added on a monthly basis to Base Rent

Commercial Lease - Page 15 of 44
          shall be that monthly amount necessary to fully amortize, on a straight line basis, the excess amount over the term of this Lease at a ten percent (10%) interest rate.

     6.02 Additional Lessee Improvements. Except as provided in Section 6.01 above, Lessee shall not make or allow to be made any material alterations or physical additions in or to the Leased Premises without complying with all local, state and federal ordinances, laws, statutes and without first obtaining the written consent of Lessor, which consent may not be unreasonably withheld. In any event, Lessee shall provide Lessor with a copy of the plans and specifications for any such alterations or improvements. Any alterations, physical additions or improvements to the Leased Premises (including Lessee Improvements) made by Lessor or Lessee become the property of Lessor and must be surrendered to Lessor upon the termination of this Lease without credit to Lessee. This clause does not apply to moveable equipment, trade fixtures, personal property or furniture owned by Lessee, which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default, if such equipment and furniture are not then subject to any other rights, liens and interest of Lessor and such removal can be accomplished without material damage to the Leased Premises and, if there shall exist any damage caused by such removal, such damage shall be repaired by Lessee. Upon completion of any such work by Lessee, Lessee shall provide Lessor with "as built plans", copies of all construction contracts and proof of payment for all labor and materials. Notwithstanding the above, Lessee shall be allowed, without prior approval of Lessor, to make $5,000.00 in non-structural alterations in any one calendar year, not to exceed an aggregate of $25,000.00 over the initial term of the Lease.

     6.03 Mechanic's Lien. Lessee will not permit any mechanic's or materialman's lien(s) or other lien to be placed upon the Leased Premises or the Building and nothing in the Lease is intended in any way to constitute the consent by (or request of) Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Leased Premises, or any part that would give the rise to any mechanic's or materialman's or other lien against the Leased Premises. In the event any such lien attaches to the Leased Premises as a result of Lessee's actions, and if Lessee does not contest the lien diligently and in good faith or does not succeed in its effort to remove the lien, then, in addition to any other fight or remedy of Lessor, Lessor may, but is not obligated to, obtain the release or otherwise discharge the same or to obtain a bond in satisfaction of same. Any amount paid by Lessor in order to release or discharge any such lien must be paid by Lessee to Lessor on demand as additional rent.

                    ARTICLE 7.00   - CASUALTY AND INSURANCE

     7.01 Substantial Destruction. If the Leased Premises or any part thereof are damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. 1) If the Leased Premises are totally destroyed by fire or other casualty, 2) if the Leased Premises are damaged so that rebuilding cannot reasonably be completed within one hundred eighty (180) days after the date of written notification by Lessee to Lessor of the destruction, 3) if the Leased Premises are part of a Building which is substantially destroyed (even though the Leased Premises are not totally or substantially destroyed), 4) if the Leased Premises or Building is damaged by fire or other casualty and applicable law would prevent rebuilding to substantially

Commercial Lease - Page 16 of 44
the condition prior to such fire or casualty, 5) if any mortgagee requires the insurance proceeds payable as a result of such casualty to be applied to the payment of the mortgage debt or 6) the Leased Premises are materially damaged and less than two (2) years remain on the Term on the date of such casualty, Lessor or Lessee may at their option terminate this Lease by providing the other written notice thereof within sixty (60) days of such casualty and all obligations under the Lease shall terminate as of the date of the casualty; provided, however, Lessee shall not have the right to terminate this Lease if Lessor has theretofore commenced and is diligently pursuing rebuilding.

     7.02 Partial Destruction. If this Lease is not terminated under Section 7.01, Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the Building or other improvements to substantially the same condition in which they existed prior to the damage, provided, Lessor has no obligation to repair or rebuild Lessee's furniture, fixtures or personal property. If the destruction was caused by an act or omission of Lessee, its employees, agents, or invitees, Lessee shall pay Lessor the difference between the actual cost of rebuilding or repairing the Leased Premises and any insurance proceeds received by Lessor. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, either because of the damage or the rebuilding or repairing, and the damage or destruction was not caused or substantially contributed to by any act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the Leased Premises are untenantable will be adjusted to such an extent as may be fair and reasonable under the circumstances. If Lessor fails to complete the necessary repairs or rebuilding within one hundred fifty days from the date of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease cease to exist. If any damage or destruction occurs to the Leased Premises during the last twenty-four (24) months of the Lease term, Lessor may elect to terminate this Lease as of the date Lessee notifies Lessor of such damage. Lessor and Lessee hereby waive the provisions of any law from time to time in effect during the Term relating to the effect upon leases of partial or total destruction of Leased property and agree that their respective rights in the event of damage or destruction are those specifically set forth herein.

     7.03 Property Insurance. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company having an "A" rating or better, insuring the Building against all risk of direct physical loss in an amount equal to the full replacement cost of the Building structure and its improvements as of the date of the loss, providing protection against all perils, including, without limitations fire, extended coverage, vandalism, malicious mischief, a standard mortgagee clause and rental coverage; provided, Lessor is not obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the Leased Premises, any fixtures installed or paid for by Lessee upon or within the Leased Premises, or any improvements which Lessee may construct on the Leased Premises. The rental insurance policy will be for the full rental value for a period of one year, which insurance also covers real estate taxes, insurance and other amounts which might be due Lessor from Lessee pursuant to the terms of this Lease. Lessee agrees that it is not entitled to the proceeds of any policy of insurance maintained by

Commercial Lease - Page 17 of 44

Lessor even if the cost of such insurance is borne by Lessee as set forth in
Article 2.00. Notwithstanding the foregoing, in the event Lessor has a net worth in excess of $50,000,000, it shall be entitled to self insure against all risk provided for in this paragraph in lieu of obtaining the insurance set forth herein.

     7.04 Waiver of Subrogation. ANYTHING IN THIS LEASE TO THE CONTRARY NOT WITHSTANDING, LESSOR AND LESSEE HEREBY WAIVE AND RELEASE EACH OTHER OF AND FROM ANY AND ALL RIGHT OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST EACH OTHER, THEIR AGENTS, OFFICERS AND EMPLOYEES, FOR ANY LOSS OR DAMAGE THAT MAY OCCUR TO THE LEASED PREMISES, IMPROVEMENTS TO THE BUILDING OF WHICH THE LEASED PREMISES ARE A PART, OR PERSONAL PROPERTY WITHIN THE BUILDING, BY REASON OF FIRE, EXPLOSION, OR ANY OTHER OCCURRENCE, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF LESSOR OR LESSEE AND THEIR AGENTS, OFFICERS AND EMPLOYEES. LESSOR AND LESSEE AGREE IMMEDIATELY TO GIVE THEIR RESPECTIVE INSURANCE COMPANIES WHICH HAVE ISSUED POLICIES OF INSURANCE COVERING ALL RISK OF DIRECT PHYSICAL LOSS, WRITTEN NOTICE OF THE TERMS OF THE MUTUAL WAIVERS CONTAINED IN THIS SECTION AND TO HAVE THE INSURANCE POLICIES PROPERLY ENDORSED, IF NECESSARY, TO PREVENT THE INVALIDATION OF THE INSURANCE COVERAGE BY REASON OF THE MUTUAL WAIVERS.

     7.05 Hold Harmless. Lessor will not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the Leased Premises caused by any act or omission of Lessee, its agents, servants or employees, any tenant in the Building of which the Leased Premises are a part, or of any other person entering upon the Leased Premises under express or implied invitation by Lessee, the failure or cessation of any service provided by Lessor (including security service and devices or caused by leakage of gas, oil, water or steam or by electricity emanating from the Leased Premises) except as provided in this Lease. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury except for damages or injury caused by Lessor's negligence, recklessness or willful misconduct.

     7.06

          A. At all times commencing on and after the earlier of the Commencement Date and the date Lessee or its agents, employees or contractors enters the Leased Premises for any purpose, Lessee shall carry and maintain, at its sole cost and expense:

             1. Commercial General Liability Insurance applicable to the Leased Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Lessee's indemnity obligations under this Lease;

Commercial Lease - Page 18 of 44

               2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Lessee's personal property and improvements in the Leased Premises;

               3. Workers' Compensation Insurance as required by the state in which the Leased Premises is located and in amounts as may be required by applicable statute;

               4. Business interruption or loss of income insurance in amounts satisfactory to Lessor; and

               5. Whenever good business practice, in Lessor's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Leased Premises or Lessee's use and occupancy thereof, Lessee shall, upon request, obtain such insurance at Lessee's expense and provide Lessor with evidence thereof.

          B. Before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Lessee, Lessee shall carry and maintain, at its expense, or Lessee shall require any contractor performing work on the Leased Premises to carry and maintain, at no expense to Lessor, in addition to Workers' Compensation Insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Lessor) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage,) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding "the named Lessor hereunder (or any successor thereto), and its respective members, principals, beneficiaries, partners, officers, directors, employees, agents and any Mortgagee(s)", and other designees of Lessor as the interest of such designees appear, as additional insureds (collectively referred to as the "Additional Insureds").

          C. Any company writing any insurance which Lessee is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Leased Premises or the operation of Lessee's business therein being referred to as "Lessee's Insurance"), as well as the form of such insurance, are at all times subject to Lessor's reasonable approval, and each such insurance company must have an A.M. Best rating of "A-" or better and be licensed and qualified to do business in the state in which the Leased Premises are located. All policies evidencing Lessee's Insurance (except for Workers' Compensation Insurance) must specify Lessee as named insured and the Additional Insureds as additional insureds. Provided that the coverage afforded Lessor and any designees of Lessor is not reduced or otherwise adversely affected, all of Lessee's Insurance may be carried under a blanket policy covering

Commercial Lease - Page 19 of 44
           the Leased Premises and any other of Lessee's locations. All policies of Lessee's Insurance must contain endorsements requiring that the insurer(s) give Lessor and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Lessee shall be solely responsible for payment of premiums for all of Lessee's Insurance. Lessee shall deliver to Lessor at least fifteen (15) days prior to the time Lessee's Insurance is first required to be carried by Lessee, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, certified copies of all policies procured by Lessee in compliance with its obligations under this Lease. The limits of Lessee's Insurance do not in any manner limit Lessee's liability under this Lease.

           D. Lessee shall not do or fail to do anything in, upon or about the Leased Premises which will (1) violate the terms of any of Lessor's insurance policies; (2) prevent Lessor from obtaining policies of insurance acceptable to Lessor or any Mortgagees; or (3) result in an increase in the rate of any insurance on the Leased Premises, the Building, any other property of Lessor or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Lessee shall pay Lessor upon demand, as additional rent, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Lessor of such payment may not be construed to be a waiver of any rights by Lessor in connection with a default by Lessee under the Lease. If Lessee fails to obtain the insurance coverage required by this Lease, Lessor may, at its option, obtain such insurance for Lessee, and Lessee shall pay, as additional rent, the cost of all premiums thereon and all of Lessor's costs associated therewith.

                         ARTICLE 8.00   - CONDEMNATION

     8.01 Substantial Taking. If all or a substantial portion of the Leased Premises or a substantial portion of the Building of which the Leased Premises are a part (even though the Leased Premises are not taken) are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Leased Premises or the Building of which the Leased Premises are a part for the purpose for which it is then being used, then Lessor and Lessee have the option to terminate this Lease and to abate the rent during the unexpired portion of this Lease effective on the date title or physical possession is taken by the condemning authority, whichever occurs first. All proceeds of any taking are the sole property of Lessor and Lessee agrees that Lessee is not entitled to any condemnation award or proceeds in lieu thereof.

     8.02 Partial Taking. If a portion of the Leased Premises or a portion of the Building of which the Leased Premises are a part are taken for any public or quasipublic use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in Section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the Building and other improvements on the Leased Premises to the extent necessary to make it reasonably tenantable; provided, if the


Commercial Lease - Page 20 of 44
damages received by Lessor are insufficient to cover the costs of restoration, Lessor may terminate this Lease. The rent payable under this Lease during the unexpired portion of the term will be adjusted to such an extent as may be fair and reasonable under the circumstances. All proceeds of any taking are the sole property of Lessor and Lessee agrees that Lessee is not entitled to any condemnation award or proceeds in lieu thereof.

                    ARTICLE 9.00   - ASSIGNMENT OR SUBLEASE

     9.01 Lessor Assignment. Lessor may sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the Leased Premises. Any such sale, transfer or assignment will release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer, so long as such transferee or assignee assumes the obligations of Lessor hereunder.

     9.02 Lessee Assignment. Except for an assignment to an affiliate and except in the case of a merger or consolidation by Lessee with or into another entity, Lessee shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, or mortgage or pledge the same or sublet the Leased Premises, in whole or in part, without the prior written consent of Lessor which consent may not be unreasonably withheld, and in no event will any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder unless consented to by Lessor. No assignee or sublessee of the Leased Premises or any portion thereof may assign or sublet the Leased Premises or any portion thereof.

     9.03 Conditions of Assignment. If Lessee desires to assign or sublet all or any part of the Leased Premises or grant any license, concession or other right of occupancy of any portion of the Leased Premises, it must so notify Lessor at least thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee must provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might reasonably request concerning the proposed sublessee or assignee to allow Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Lessor may, in its reasonable discretion, either: (1) consent to the proposed assignment or sublease, or (2) refuse to consent to the proposed assignment or sublease, which refusal is deemed to have been exercised unless Lessor gives Lessee written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the Leased Premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor will be entitled to a security interest in all properties on the Leased Premises to secure payment of such sums. Lessee agrees that any collection directly by Lessor from the assignee or sublessee is not intended to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

     9.04 Subordination. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the Building


Commercial Lease - Page 21 of 44
or project of which the Leased Premises are a part (provided, however, that any such mortgagee may, at any time, subordinate such mortgage, deed of trust or other lien to this Lease) and to all existing recorded restrictions, covenants, easements and agreements with respect to the Building and to any renewals thereof. Lessee agrees that this clause is self-operative and no further instrument of subordination is required to effect such subordination. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the Leased Premises, and Lessee agrees upon demand to execute additional reasonable instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease are transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the Leased Premises, Lessee is bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor. Lessee will not be entitled to any credits as against Purchaser any prepaid rents or offsets against or credits due from Lessor, except as provided under the terms of any non-disturbance agreement provided pursuant to Section 13.14 of this Lease.

     9.05 Estoppel Certificates. Lessee agrees to furnish, from time to time, within ten (10) days after receipt of a request from Lessor, Lessor's mortgagee or any potential purchaser of the Building, a statement certifying, if applicable, the following: Lessee is in possession of the Leased Premises; the Leased Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor, Lessor's mortgagee or any potential purchaser. Lessee's failure to deliver such statement, in addition to being a default under this Lease, may be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease and that Lessor has not received more than one month's rent in advance. Any notice and cure provisions set forth in any other part of this Lease does not apply to a default of this Section 9.05.

                            ARTICLE 10.00   - LIENS

     10.01 Landlord's Lien. As security for payment of rent, damages and all other payments required to be made by this Lease, Lessee hereby grants to Lessor a lien upon all property of Lessee now or subsequently located upon the Leased Premises and Lessee agrees to not remove such property from the Leased Premises except in the ordinary course of business, provided at the time of such removal Lessee is not in default. If Lessee abandons or vacates any substantial portion of the Leased Premises or is in default in the payment of any rentals, damages or other payments required to be made by this Lease or is in default of any other provision of this Lease, Lessor may enter upon the Leased Premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to


Commercial Lease - Page 22 of 44
the highest bidder for cash, and, on behalf of Lessee, sell and convey all or part of the personal property to the highest bidder, delivering to the highest bidder all of Lessee's title and interest in the personal property sold. The proceeds of the sale of the personal property shall be applied by Lessor toward the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease. Any excess remaining will be paid to Lessee or any other person entitled thereto by law.

     10.02 Uniform Commercial Code. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the Leased Premises are situated. Lessor, in addition to the rights prescribed in this Lease, has all of the rights, titles, liens and interests in and to Lessee's property, now or hereafter located upon the Leased Premises, which may be granted a secured party, as that term is defined, under the Uniform Commercial Code to secure to Lessor payment of all sums due and the full performance of all Lessee's covenants under this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or Lessor may file this Lease or a copy thereof as a financing statement. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this Section, Lessor and Lessee agree that reasonable notice has been given if such notice is given by ten days written notice, certified mail, return receipt requested, to Lessor or Lessee at the addresses specified herein.

     10.03 Landlord's Lien Waiver. Upon request by Lessee, Lessor will execute a lien waiver in favor of Lessee's lender in the form prescribed by Lessee's lender.

                    ARTICLE 11.00   - DEFAULT AND REMEDIES

     11.01 Default by Lessee. The following are events of default by Lessee under this Lease:

            A. Lessee fails to pay, within ten (10) days of when due, any installment of rent or any other payment required pursuant to this Lease, and such failure shall be continuing five (5) days following written notice (which notice may include the cancellation notice described in Section 11.02(E) hereof) thereof from Lessor to Lessee; provided, however, in no event shall Lessee have the right to receive or Lessor have the obligation to provide, as a prerequisite to an event of default, more than two (2) written notices within any twelve (12) month period;

            B. Lessee fails to comply with any term, provision or covenant of this Lease, other than the payment of rent and fails to cure the failure within thirty (30) days of receipt of written notice (which notice may include the cancellation notice described in Section 11.02(E) hereof) from Lessor;

            C. Lessee or any guarantor of Lessee's obligations hereunder files a petition or is adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law, or admits that it cannot meet its financial obligations as they become due; or a receiver or trustee is appointed for all or substantially all of the assets of Lessee or such guarantor; or Lessee or any guarantor of Lessee's


Commercial Lease - Page 23 of 44
             obligations hereunder makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; or

             D. Lessee does or permits to be done any act which results in a lien being filed against the Leased Premises or the Building and Lessee fails to contest the lien diligently and in good faith or does not prevail, within sixty (60) days of the date the lien is filed, in its efforts to remove the lien.

      11.02 Remedies for Lessee's Default. Upon the occurrence of any event of default set forth in this Lease, Lessor is entitled to pursue any one or more of the remedies set forth herein without any notice or demand.

             A. Without declaring the Lease terminated, Lessor may enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages, and relet the Leased Premises on behalf of Lessee and receive the rent directly by reason of the reletting; provided however, that Lessor has no obligation to relet the Leased Premises so as to mitigate the amount for which Lessee is liable. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the Leased Premises; further, Lessee agrees to reimburse Lessor for any reasonably expenditures made by it in order to relet the Leased Premises, including, but not limited to, leasing commissions, lease incentives, remodeling and repair costs.

             B. Without declaring the Lease terminated, Lessor may enter upon the Leased Premises, by picking or changing locks if necessary, without being liable for any claim for damages, except for damages arising from Lessor's negligence, recklessness or willful misconduct, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease.

             C. Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor, and if Lessee fails to surrender the Leased Premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of this Lease under this Section, including without limitation, loss and damage due to the failure of Lessee to maintain and or repair the Leased Premises as required hereunder and/or due to the inability to relet the Leased Premises on terms satisfactory to Lessor or otherwise, and any reasonable expenditures made by Lessor in order to relet the Leased Premises,


Commercial Lease - Page 24 of 44
             including, but not limited to, leasing commissions, lease incentives, and remodeling and repair costs; provided however, that Lessor will have no obligation to relet the Leased Premises so as to mitigate the amount for which Lessee is liable. In addition, upon termination Lessor may collect from Lessee the value of all future rentals required to be paid under this Lease from the date Lessor terminates the Lease until the original termination date in accordance with applicable law less amounts collected as rent by Lessor if the Leased Premises are re-let. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated under this section by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor constitutes a termination of this Lease.

             D. In the event that Lessor exercises its remedy to lock out Lessee in accordance with any provision of this Lease, Lessee agrees that no notice is required to be posted by Lessor on any door to the Leased Premises (or elsewhere) disclosing the reason for such action or any other information, and that Lessor is not obligated to provide a key to the changed lock to Lessee unless Lessee has first:

                1. brought current all payments due to Lessor under this Lease (unless Lessor has terminated this Lease, in which event payment of all past due amounts do not obligate Lessor to provide a key);

                2. fully cured and remedied to Lessor's reasonable satisfaction all other defaults of Lessee under this Lease (unless Lessee has abandoned or vacated the Leased Premises, in which event Lessor is not obligated to provide the new key to Lessee under any circumstances); and

                3. provided Lessor with additional security deposit and assurances reasonably satisfactory to Lessor that Lessee intends to and is able to meet and comply with its future obligations under this Lease, both monetary and nonmonetary. Lessor may, upon written request by Lessee, at Lessor's convenience, upon receipt by Lessor of an amount necessary to reimburse itself for time and expense in providing such service, and upon Lessee's execution and delivery of such waivers and indemnities as Lessor may require at Lessor's option either:

                    a. escort Lessee or its specifically authorized employees or agents to the Leased Premises to retrieve personal belongings of Lessee's employees and property of Lessee that is not subject to a Security Interest provided in this Lease; or

                    b. obtain from Lessee a list of such property and arrange for such items to be removed from the Leased Premises and made available to Lessee at such place at such time as Lessor may designate, provided however, that if Lessor elects option (ii), then Lessee shall pay Lessor in cash in advance, the estimated costs that Lessor may incur upon moving and storage


Commercial Lease - Page 25 of 44
                  charges theretofore incurred by Lessor with respect to such property. THE PROVISIONS OF THIS ARTICLE ARE INTENDED TO OVERRIDE AND SUPERSEDE ANY CONFLICTING PROVISIONS OF THE TEXAS PROPERTY CODE AND ANY AMENDMENTS OR SUCCESSOR STATUTES THERETO, AND OF ANY OTHER LAW, TO THE MAXIMUM EXTENT PERMITTED BY THE LAW.

          E. Notwithstanding any other remedy set forth in this Lease, if Lessor has made rent concessions of any type or character, or waived any base rent (i.e. given free rent), and Lessee fails to take possession of the Leased Premises on the Commencement Date or there occurs a Lessee event of default at any time during the term of this Lease, the rent concessions, including any waived base rent, are canceled and the amount of the base rent or other rent concessions are due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted; provided, however, in the event of a default under 11.01(A) or 11.02(B) hereof, that in order for such cancellation of rent concessions to be effective, Lessor must give Lessee express notice of the free rent cancellation in the written notice described in Section 11.01(A) and 11.01(B). A rent concession or waiver of the base rent will not relieve Lessee of any obligation to pay any other charge due and payable under this Lease including without limitation any sums due under Section 2.02 herein.

          F. If Lessor exercises any of its rights provided in this Article 11 and Lessee subsequently cures such default, Lessor is entitled to receive a service charge of $500.00 from Lessee for its time and expense, in addition to any other amounts owed hereunder, prior to allowing the Lessee to reenter and reoccupy the Leased Premises.

          G. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Leased Premises by reason of the violation by Lessee of any of the covenants and conditions of this Lease or otherwise. The rights given to Lessor herein are in addition to any rights that may be given to Lessor by any statute or otherwise.

          H. Lessor's pursuit of any remedy specified in this Lease will not constitute an election to pursue that remedy only, nor preclude Lessor from pursuing any other remedy available at law or in equity, nor constitute a forfeiture or waiver of any rent or other amount due to Lessor as described herein.

          I. If Lessee or any guarantor of Lessee's obligations hereunder is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Lessor is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under this Lease, including specifically the stay imposed by Section 362 of the United States Federal Bankruptcy Code, as


Commercial Lease - Page 26 of 44
            amended. Lessee hereby consents to the immediate lifting of any such automatic stay, and may not contest any motion by Lessor to lift such stay. Lessee expressly acknowledges that the Leased Premises is not now and will never be necessary to any plan or reorganization of any type.

     11.03 Lessor's Liability. The liability of Lessor to Lessee for any default by Lessor under the terms of this Lease is limited to Lessee's actual direct, but not consequential, damages therefor and is recoverable only from the interest of Lessor in the Building, and Lessor is not personally liable for any deficiency.

                         ARTICLE 12.00   - DEFINITIONS

     12.01 Abandon. "Abandon" means the vacating of all or a substantial portion of the Leased Premises by Lessee or any approved sublessee, whether or not Lessee or any approved sublessee is in default of the rental payments due under this Lease.

     12.02 Building. "Building" as used in this Lease means the building described in Section 1.02, including the Leased Premises and the land upon which the Building is situated.

     12.03  Commencement Date.  "Commencement Date" is the date set forth in
Section 1.03. The Commencement Date constitutes the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

                        ARTICLE 13.00   - MISCELLANEOUS

     13.01 Waiver. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, will not constitute a waiver of the default, but Lessor has the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Article 11.00 or Article 12.00 above will not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided at law or in equity, nor will pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Lessee agrees that failure by Lessor to enforce one or more of the remedies provided upon an event of default will not constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lea se.

     No act or thing done by Lessor or its agents during the Lease Term may be deemed an acceptance of an attempted surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises will be valid unless made in writing and signed by Lessor. No reentry or taking possession of the Leased Premises by Lessor may be construed as an election on its part to terminate this Lease, unless a written notice of such intention, signed by Lessor, is given by Lessor to Lessee. Notwithstanding any such reletting or reentry or taking possession, Lessor may at any time thereafter elect to terminate this Lease for a previous event of default. Lessee and Lessor agree that Lessor's acceptance of rent following an event of default hereunder will not constitute Lessor's waiver of such event of default. The failure of Lessor to enforce any


Commercial Lease - Page 27 of 44
of the Rules and Regulations described in Section 3.03 against Lessee or any other Lessee in the Building will not constitute a waiver of any such Rules and Regulations. No waiver of any provision of this Lease is effective unless such waiver is in writing and signed by Lessor. All rights granted to Lessor in this Lease are cumulative of every other right or remedy which Lessor may otherwise have at law or in equity, and the exercise of one or more rights or remedies does not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     13.02 Act of God. Lessor or Lessee is not required to perform any covenant or obligation in this Lease, or be liable in damages to the other, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by Force Majeure or by the other party.

     13.03 Attorney's Fees. If either party defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and the other party places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the Leased Premises, agrees to pay the non-defaulting party's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

     13.04 Successors. This Lease is binding upon and inures to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the Leased Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless will remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the Leased Premises.

     13.05 Rent Tax. If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment must be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

     13.06 Captions. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any Section.

     13.07 Notice. All rent and other payments required to be made by Lessee must be paid to Lessor at the address set forth in Section 1.05. All payments required to be made by Lessor to Lessee are payable to Lessee at the address set forth in Section 1.05 or at any other address within the United States as Lessee may specify from time to time by written notice. For purposes hereof, any notice or document required or permitted to be delivered by the terms of this Lease (other than delivery of rental payments) will be deemed to be delivered upon the earlier of actual receipt, or (whether or not actually received) three days after being deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in Section 1.05, or transmission by facsimile and

Commercial Lease - Page 28 of 44
receipt of confirmation of successful transmission by the transmitting facsimile; provided, however, any notice given by facsimile must be followed up by notice in one of the other manners set forth herein within five (5) days thereafter. Rental payments will be deemed received upon actual receipt only. Except as specifically set forth herein, in no event will notice by facsimile transmission be proper notice under the terms of this Lease.

    13.08 Submission of Lease. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option or offer to lease. This Lease is not deemed effective until execution by and delivery to both Lessor and Lessee.

    13.09 Representations, Warranties and Covenants of Lessee and Lessor. Lessee represents, warrants and covenants that it is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Lessee or any guarantor of Lessee's obligations under this Lease; that all reports, statements and other data furnished by Lessee to Lessor in connection with this Lease are true and correct in all material respects; that the execution and delivery of this Lease by Lessee does not contravene, result in a breach of, or constitute a default under any contract or agreement to which Lessee is a party or by which Lessee may be bound and does not violate or contravene any law, order, decree, rule or regulation to which Lessee is subject, and that there are no judicial or administrative actions, suits, or proceedings pending or threatened against or affecting Lessee or any guarantor of Lessee's obligations under this lease.

    Lessor represents, warrants and covenants that it is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Lessor or any guarantor of Lessor's obligations under this Lease; that all reports, statements and other data furnished by Lessor to Lessee in connection with this Lease are true and correct in all material respects; that the execution and delivery of this Lease by Lessor does not contravene, result in a breach of, or constitute a default under any contract or agreement to which Lessee is a party or by which Lessee may be bound and does not violate or contravene any law, order, decree, rule or regulation to which Lessor is subject; and that there are no judicial or administrative actions, suits, or proceedings pending or threatened against or affecting Lessor or any guarantor of Lessor's obligations under this lease.

    13.10 Corporate Authority.

    If Lessee executes this Lease as a corporation, Lessee represents and warrants that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in

Commercial Lease - Page 29 of 44
which the Leased Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. Lessee shall additionally deliver (1) a corporate resolution authorizing execution of this Lease and confirming the authority of those persons executing the Lease, 2) certified Articles of Incorporation and 3) a certificate of existence and good standing from the State of Texas or if Lessee is not incorporated in Texas, a certificate of existence and good standing from Lessee's state of incorporation and a certificate evidencing Lessee's authority to do business in the State of Texas.

If Lessor executes this Lease as a corporation, Lessor represents and warrants that Lessor is a duly authorized and existing corporation, that Lessor is qualified to do business in the state in which the Leased Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. Lessor shall additionally deliver (1) a corporate resolution authorizing execution of this Lease and confirming the authority of those persons executing the Lease, 2) certified Articles of Incorporation and 3) a certificate of existence and good standing from the State of Texas or if Lessee is not incorporated in Texas, a certificate of existence and good standing from Lessee's state of incorporation and a certificate evidencing Lessee's authority to do business in the State of Texas.

    13.11 Partnership Authority. If Lessee executes this Lease as a general or limited partnership, Lessee represents and warrants that Lessee is a duly authorized and existing partnership, that, if applicable, Lessee is qualified to do business in the state where the Leased Premises are located, that the partnership has full right and authority to enter into this Lease, and that each person signing on behalf of the partnership is authorized to do so. Lessee, must additionally deliver a copy of its partnership agreement, and if a limited partnership, a copy of its certificate of limited partnership. The party executing the Lease on behalf of Lessee, if a corporate managing general partner or general partner, must additionally deliver 1) a corporate resolution authorizing execution of this Lease and confirming the authority of those executing this Lease, 2) certified Articles of Incorporation, 3) a certificate of existence and good standing from the State of Texas or if such party is not incorporated in Texas, a certificate of existence and good standing from such party's state of incorporation and a certificate evidencing such party's authority to do business in the State of Texas.

If Lessor executes this Lease as a general or limited partnership, Lessor represents and warrants that Lessor is a duly authorized and existing partnership, that, if applicable, Lessor is qualified to do business in the state where the Leased Premises are located, that the partnership has full right and authority to enter into this Lease, and that each person signing on behalf of the partnership is authorized to do so. Lessor, must additionally deliver a copy of its partnership agreement, and if a limited partnership, a copy of its certificate of limited partnership. The party executing the Lease on behalf of Lessee, if a corporate managing general partner or general partner, must additionally deliver 1) a corporate resolution authorizing execution of this Lease and confirming the authority of those executing this Lease, 2) certified Articles of Incorporation, 3) a certificate of existence and good standing from the State of Texas or if such party is not incorporated in Texas, a certificate of existence and good standing from such party's state of incorporation and a certificate evidencing such party's authority to do business in the State of Texas.

    13.12 Severability. If any provision of this Lease or the application thereof to any person or circumstance is ever determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, Lessor and Lessee agree that the remainder of this Lease and the application of such provisions to other persons or circumstances will not be affected thereby and will be enforced to the greatest extent permitted by law.

    13.13 Lessor's Liability. If Lessor is in default under this Lease and, if as a consequence of such default, Lessee recovers a money judgment against Lessor, such judgment may be satisfied only out of the right, title and interest of Lessor in the Leased Premises as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor


Commercial Lease - Page 30 of 44
has any liability for any deficiency. In no event does Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the Leased Premises as herein expressly provided.

    13.14 Non Disturbance Agreement. Lessor shall deliver a non-disturbance agreement from each of Lessors mortgagees within sixty (60) days of the execution of this Lease in form satisfactory to Lessee in its reasonable judgment. If any new lien or mortgage is placed on the Building or Leased Premises during the term of this Lease, Landlord will deliver additional non-disturbance agreements as soon as practical in form satisfactory to Lessee in its reasonable judgment.

    13.15 Notice to Mortgagees. Provided that Lessee has received prior written notice of the name and address of such lender, Lessee shall serve written notice of any claimed default or breach by Lessor under this Lease upon any lender which is a beneficiary under any deed of trust or mortgage against the Leased Premises, and no notice to Lessor is effective against Lessor unless such notice is served upon said lender; notwithstanding anything to the contrary contained herein, Lessee shall allow such lender the same period following lender's receipt of such notice to cure such default or breach as is afforded Lessor.

    13.16 No Recordation. Lessee may not record this Lease.

    13.17 Counterparts. This Lease may be executed in two or more counterparts, and it is not necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart may be deemed an original, but all such counterparts taken together constitute but one and the same instrument.

    13.18 Governing Law. THIS LEASE IS INTENDED BY THE PARTIES TO BE GOVERNED BY, AND CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA AS APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

    13.19 Broker. Lessee represents and warrants that Lessee has dealt with no broker except Providence Commercial Real Estate Services, Inc., for Lessee, and Pruitt Realty, for Lessor, the brokers which has been identified to Lessor and Lessee, and that, insofar as Lessee and Lessor know, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessor. Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

    13.20 Publication. Each party hereby agrees that the other has the right, but not the obligation, at its own expense to publicize and/or advertise the execution of this Lease and the related transaction.



Commercial Lease - Page 31 of 44

    13.21 DTPA Waiver. LESSEE WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF LESSEE'S OWN SELECTION, LESSEE VOLUNTARILY CONSENTS TO THIS WAIVER.

    13.22 Construction of Lease. Lessee declares that Lessee has read and understands all parts of this Lease, including all printed parts hereof. It is agreed that, in the construction and interpretation of the terms of this Lease, the rule of construction that a document is to be construed most strictly against the party who prepared the same shall not be applied, it being agreed that both parties hereto have participated in the preparation of the final form of this Lease. Wherever in this Lease provision is made for liquidated damages, it is because the parties hereto acknowledge and agree that the determination of actual damages (of which such liquidated damages are in lieu) is speculative and difficult to determine; the parties agree that liquidated damages herein are not a penalty.

    13.23 Financial Statements. Lessee acknowledges that it has provided Lessor with its financial statement(s) as a primary inducement to Lessor's agreement to lease the Leased Premises to Lessee, and that Lessor has relied on the accuracy of said financial statement(s) in entering into this Lease. Lessee represents and warrants that the information contained in said financial statement(s) is true, complete and correct in all material aspects, and agrees that the foregoing representations are conditions to all of Lessor's obligations under this Lease.

    At the request of Lessor (only upon the sale or refinancing of the Building, or upon any extension or renewal hereof), Lessee shall, not later than thirty
(30) days following such request, furnish to Lessor a financial statement of Lessee as of the end of the prior fiscal year accompanied by a statement of income and expense for the year then ended, together with a certificate of the chief financial officer, owner or partner of Lessee to the effect that the financial statements have been prepared in conformity with generally accepted accounting principles consistently applied and fairly present the financial condition and results of operations of Lessee as of and for the periods covered.

    13.24 Time of Essence. With respect to all required acts of Lessee, time is of the essence of this Lease.

    13.25 Joint and Several Liability. If there is more than one Lessee, the obligations hereunder imposed upon Lessee are joint and several. If there is a guarantor(s) of Lessee's obligations hereunder, the obligations of Lessee are joint and several obligations of Lessee and each such guarantor, and Lessor need not first proceed against Lessee hereunder before proceeding against each such guarantor, nor will any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Lessor or waiver of any of Lessor's rights, the failure to give Lessee or any such guarantor any notices, or the release of any party liable for the payment or performance of any of Lessee's obligations hereunder.



Commercial Lease - Page 32 of 44

    13.26 Taxes and Lessee's Property. Lessee is solely liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Lessee in the Premises. If any such taxes for which Lessee is liable are levied or assessed against Lessor or Lessor's property and if Lessor elects to pay the same or if the assessed value of Lessor's property is increased by inclusion of personal property, furniture or fixtures placed by Lessee in the Premises, and Lessor elects to pay the taxes based on such increase, Lessee shall pay Lessor upon demand that part of such taxes for which Lessee is primarily liable hereunder.

    13.27 Constructive Eviction. Lessee shall not be entitled to claim a constructive eviction from the Leased Premises unless Lessee has first notified Lessor in writing of the condition giving rise thereto, and, if the complaints are justified, unless Lessor has failed to remedy such conditions with a reasonable time after receipt of said notice.

           ARTICLE 14.00   - AMENDMENT AND LIMITATION OF WARRANTIES

    14.01 Entire Agreement. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

    14.02 Amendment. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

    14.03 Limitation of Warranties. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.


                         ARTICLE 15.00   - SIGNATURES

    SIGNED this 13th day of April. 1999.

LESSOR:                                LESSEE:



ACLP UNIVERSITY PARK SAN ANTONIO II    GLOBALSCAPE, INC.,

A Texas limited partnership            a Texas corporation


BY:  ACLP UNIVERSITY PARK SAN ANTONIO II
     GP, INC., a Texas corporation


Commercial Lease - Page 33 of 44

                                         By:   /s/ Sandra Poole-Christal
                                               ----------------------------
                                         Name: Sandra Poole-Christal
                                               ----------------------------
By:  /s/ Sue Shelton                     Title:   President
     -------------------------------           ----------------------------
     Name: Sue Shelton
     Title: Executive Vice President

                                         LESSEE ACKNOWLEDGES THAT THIS LEASE
                                         INCLUDES THE INDEMNIFICATION PROVISIONS
                                         SET FORTH IN SECTIONS 3.01. 3.06,7.05
                                         AND 13.19 HEREOF.



Commercial Lease - Page 34 of 44

                             RULES AND REGULATIONS

1. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge. Lessee shall not change locks or install additional locks on doors without prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys procured from Lessor without prior approval of Lessor. All keys to Leased Premises shall be surrendered to Lessor upon termination of this Lease.

2. Lessee will refer all contractors, contractors representatives and installation technicians rendering any service on or to the Leased Premises for Lessee to Lessor for Lessor's approval before performance of any contractual service. Lessee's contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Leased Premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Leased Premises or project.

3. Lessee shall not at any time occupy any part of the Leased Premises or project as sleeping or lodging quarters.

4. Lessee shall not place, install or operate on the Leased Premises or in any part of the building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Leased Premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor, except that Lessee may provide a kitchen for use by its employees during normal business hours.

5. Lessor will not be responsible for lost, stolen or damaged personal property, equipment, money or jewelry from the Leased Premises by a third party or the project regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Leased Premises or project.

7. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person or contract with or render free or paid services to any Lessee or to any of Lessee's agents, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, exits, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Lessee's agents, employees or invitees at any time for purposes inconsistent with their designation by Lessor.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse,


Commercial Lease - Page 35 of 44
     including improper disposal of any materials, or by the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the Building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

11. Nothing shall be thrown out of the windows of the Building or down the stairways or other passages.

12. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall furnish Lessor with state automobile license numbers of Lessee's vehicles and its employees' vehicles within five days after taking possession of the Leased Premises and shall notify Lessor of any changes within five days after such change occurs. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the Leased Premises or project. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after giving written notice to Lessee of such violation, shall have the right to remove such vehicles at Lessee's expense.

13. Parking in a parking garage or area shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Lessor. Failure to observe the rules and regulations shall terminate Lessee's right to use the parking garage or area and subject the vehicle in violation of the parking rules and regulations to removal and impoundment. No termination of parking privileges or removal of impoundment of a vehicle shall create any liability on Lessor or be deemed to interfere with Lessee's right to possession of its Leased Premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and not the property of Lessee and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14. Lessee shall not lay floor covering within the Leased Premises without written approval of the Lessor. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

15. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the Building or project.

16. It is Lessor's desire to maintain in the Building or project the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or


Commercial Lease - Page 36 of 44
     condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. As provided in the Lease, Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the Leased Premises and for the preservation of good order therein.

17. The parking spaces provided to Lessee shall not be fewer than six spaces per 1000 rentable square feet of Leased Premises.

18. All signage must be approved by Lessor and be within Lessor's specifications in accordance with Section 3.02 of the Lease.

Commercial Lease - Page 37 of 44

                   ADDENDUM I TO COMMERCIAL LEASE AGREEMENT

                                 ARTICLE 16.00
                              Lessor Improvements

    16.01 Lessor Improvements. Prior to Lessee's occupancy, Lessor shall, at its own cost and expense, construct the Building and improvements (the "Shell Building Improvements") as generally shown on the site plan and artist's rendering prepared by Rehler Vaughn & Koone, Inc., and attached hereto as Exhibit "A". Lessor warrants that the Shell Building Improvements will be generally consistent in quality with the building shown in the artist's rendering attached as Exhibit "A" and with other buildings in Dallas, Texas, which were shown to Lessee's representatives as samples of Lessor's projects. The Final Shell Plans and Specifications shall be provided to Lessee on or before June 1, 1999. Lessor will begin construction of the Shell Building Improvements no later than June 1, 1999 and shall have completed the Shell Building Improvements to the extent to allow construction of the Lessee Improvements no later than September 15, 1999. Except for immaterial field changes, modifications to the Final Shell Plans and Specifications must be made and accepted only by written change order or agreement signed by Lessor and Lessee and will constitute an amendment to this Lease. Lessee shall be responsible for payment in advance of all work and construction resulting from changes in the Final Shell Plans and Specifications requested by Lessee. The Final Shell Plans and Specifications (when approved by Lessor and Lessee) are incorporated in this Lease by reference. For the purpose of this Section, an "immaterial field change" shall mean such field changes which are required by any governmental authority or changes which (i) do not affect the size, configuration, structural integrity, quality, character, architectural appearance and standard of workmanship contemplated in the Final Shell Plans and Specifications, (ii) will not result in any default in any obligation to any person or violation of any governmental requirements, and (iii) the cost of or reduction resulting from any single field change or extra does not exceed $20,000 and the aggregate amount of all such changes and extras does not exceed $100,000. Lessor agrees to construct the improvements substantially in accordance with the Final Shell Plans and Specifications, in a good and workmanlike manner and in full compliance with all provisions of federal, state and local authorities having jurisdiction over the Leased Premises.

                         ARTICLE 17.00   - Completion

    17.01  Completion Date.

           (a) If (i) this Lease is executed and delivered by Lessee by April 13, 1999, (ii) the Lessee Improvement Final Plans and Specifications are approved by Lessor by July 15, 1999 (iii) Lessee has selected by September 1, 1999, the contractor who will construct the Lessee Improvements, and (iv) the building permit for the Lessee Improvements is issued by September 15, 1999, then Lessor shall cause Substantial Completion (as defined in Section 17.04 hereof) to occur no later than December 15, 1999 (such date being extended by the longest number of days that the satisfaction of any of the above conditions is delayed, Force Majeure and Lessee Delays with the date, as extended, being hereinafter referred to as the "Threshold Date"). In the event that the foregoing conditions are satisfied and Substantial Completion does not occur by the Threshold Date, then Lessee, as Lessee's sole and exclusive remedy and measure of damages for


Commercial Lease - Page 38 of 44
or related to the delay in Substantial Completion, shall have the right to receive one day of free rent, in addition to the free rent described in Section 3.01, for each day of unexcused delay beyond the Threshold Date, up to a maximum of sixty (60) days, and in the event of unexcused delay beyond sixty (60) days after the Threshold Date, the Lessee shall have the right to receive two (2) days of free rent, in addition to the free rent described in Section 3.01, for each day of unexercised delay beyond sixty days after the Threshold Date, and in the event of unexcused delay beyond one hundred twenty (120) days after the Threshold Date, the Lessee shall have the right to terminate this Lease by written notice thereof to Lessor within ten (10) days following the one hundred twentieth day after such Threshold Date; provided, however, in the event Lessee fails to deliver such termination notice within such ten (10) day period, the Lessee shall be deemed to have waived any right to terminate this Lease for delay provided in this Section.

    17.02 Force Majeure. "Force Majeure" delay shall mean a delay caused by reason of fire, acts of God, unreasonable delays in transportation, embargo, weather, strike, other labor disputes, governmental preemption of priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor or any similar cause not within the reasonable control of the party claiming the benefits of any Force Majeure provisions. The party claiming the benefits of any Force Majeure provisions shall be required (as a condition to the effectiveness thereof) to provide written notice of the occurrence of such Force Majeure event within ten (10) days following such occurrence.

    17.03  Lessor and Lessee Delay.

           (a) The terms "Lessor Delays", "Delays caused by Lessor", "Lessee Delay" or "Delays caused by Lessee" shall mean delay in completion of construction of the Shell Building Improvements or the Lessee Improvements caused by:

               (1) Unless due to the acts or omissions of the other party or such party's agents, employees or contractors, the respective party's failure to perform its design approval obligations or its construction period obligations by the dates or within the time periods shown in the Lease or this Addendum 1; and

               (2) Any subsequent changes, modifications or alterations to the final plans and specifications or the Final Tenant Improvement Plans and specifications which reasonably cause delay in the completion thereof; and

           (b) "Lessee Delay" or "Delays caused by Lessee" shall also mean delays due to the scope and extent of the Lessee Improvements to be constructed by Lessor. For purposes of determining Lessee Delay under this Section, the Lessor must provide notice to Lessee of the existence of excessive Lessee Improvements, special design or construction considerations or other matters which will extend the time necessary for the construction of the Lessee Improvements beyond two (2) days; such notice to be provided by Lessor to Lessee together with Lessor's delivery of approval and/or objections to Lessee's plans and specifications for the Lessee Improvements from time-to-time. Such notice shall specify the reasons for the delay and the estimated length of delay and, unless the Lessee's plans and specifications are modified to eliminate such items, the estimated length of the delay shall be included as a Lessee Delay. For


Commercial Lease - Page 39 of 44


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purposes of determining delay, the terms Lessor and Lessee shall include their respective contractors, agents and employees. In addition, the party claiming the benefits of such delay shall be required (as a condition to the effectiveness thereof) to provide written notice of the occurrence of such delay within ten (10) days following such occurrence.

    17.04 "Substantial Completion" shall mean that time when the following conditions are satisfied:

          (a) Lessor secures and delivers to Lessee the required temporary or permanent certificate of occupancy, final inspection report or the substantial equivalent under applicable state or local law relative to the Shell Building Improvements and the Lessee Improvements; and

          (b) The construction is completed in accordance with the Final Shell Plans and Specifications and the Lessee Improvements Final Plans and Specifications as acknowledged by Lessor's architect in writing to Lessee, subject to normal punch list items which will not materially interfere with Lessee's ability to utilize the Leased Premises for its intended purposes.


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                                  EXHIBIT "D"


                           CERTIFICATE OF ACCEPTANCE

Building:
         ----------------------------------------------------------------------
Lessor:
       ------------------------------------------------------------------------
Lessee:
       ------------------------------------------------------------------------

This certificate is being executed pursuant to the Commercial Lease (the "Lease") for Leased Premises (as defined in the Lease) in the Building named above, executed on the ___ day of _____________, 1999, between Lessor and Lessee.

Lessee certifies to and agrees with Lessor and Lessor's successors, assigns, prospective purchasers and prospective lenders that:

1. Lessor has substantially completed all construction work and leasehold improvements required of Landlord under the terms of the Lease and/or any other agreement between Lessor and Lessee concerning the Leased Premises, and the Leased Premises have been delivered to Lessee in the conditional contemplated by Lessee, except for Defects, the presence of Hazardous Materials (as those terms are defined in the Lease) and punch list items.

2. Lessee has taken possession of and has accepted the Premises, and the Base Rent, additional rent, and/or other charges payable under the Lease are presently accruing in accordance with the terms of the Lease or if not, will commence to accrue on the day ___ of ____________, 1999.

3.  The Lease has not been modified, altered or amended except as noted herein.

4. There are no offsets or credits against rentals, nor have rentals been prepaid except as may be provided in the Lease, but in no event have rentals been prepaid more than thirty (30) days in advance, except for the 7th month's rent.

5. The Lease Term will commence on _____ day of ______________, 1999, and will expire on the _____ day of _____________, _____, unless sooner terminated or extended pursuant to any provision of the Lease.

Certified and Agreed to this _____ day of _____________, 1999.

Lessee:
       ------------------------
Name:
     --------------------------
Title:
      -------------------------


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                                  EXHIBIT "A"


                            BUILDING SHELL CRITERIA

I.  SITE DEVELOPMENT
    ----------------

    A.  Utilities

        All utilities are available at the site or will be brought in by the landlord for the use of this project.

    B.  Drainage

        Include on-site storm sewer as needed.

    C.  Grading

        Regrade site to allow proper drainage.

    D.  Exterior Paving

        Provide asphalt paving and concrete curbs and gutters.

II.  BUILDING SHELL CONSTRUCTION
     ---------------------------

    A.  Foundation

        Based on the soils information, foundations under walls and columns shall be drilled either straight shaft or belled piers as specified by the structural engineer, and consisting of minimum 3,000 p.s.i. concrete.

    B.  Walls

        Walls shall be job cast reinforced load bearing concrete with face brick masonry as designed by the Architect and the reinforcement and thickness as designed by the structural engineer. Rear walls shall be painted with exterior grade latex paint on the exterior surface only.

    C.  Floor Slab

        Floor slab shall be a minimum of 6" thick, 3,000 p.s.i. reinforced concrete, and provided with cast expansion joints and saw cut control joints as required by the structural engineer. Provide 10 mil. poly beneath the slab.

    D.  Roof Framing

        Roof structure shall be supported on steel columns, trusses and joists, and load bearing walls. Steel members shall be light gray and the roof deck shall be gray


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        primer. All interior columns shall be factory finished round columns of the size designed by the structural engineer.

    E.  Clear Height

        Minimum clear height to structural joists shall be [an] average of 18'- 0".

    F.  Roofing

        Roofing shall be 3 ply built up or single ply ballasted system installed over insulation board. Roofing shall have a (10) ten year No Dollar Limit (NDL) warranty. Roof can be modified to accommodate added wind load requirements.

    G.  Miscellaneous Metal

        Provide one exterior roof ladder with cage at the rear of the building.

    H.  Glass and Glazing

        Storefronts and windows in the exterior walls shall be Kawneer or equal with 1/4" thick solar coal gray glazing.

    I.  Fire Protection

        Provide automatic fire protection system as required by the City of San Antonio standard.

III.  BUILDING FINISH CONSTRUCTION
      ----------------------------

    A.  Office Finish

        Finish out is Included as a part of Tenant Finish Allowance.

IV.  LANDSCAPING
     -----------

        The building site shall be landscaped and irrigated to meet the minimum requirements of the city and the park covenants.

V.  TENANT PROVIDED ITEMS
    ---------------------

        The following items are NOT included in the base building.

              1)  Furniture.

              2)  Security systems.

              3) Telephone System (except main line connection at the panel board).



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              4)  Computer equipment.

              5)  Coax Cables.

              6)  Drapes and blinds.

              7)  Raised computer floor.

              8)  Material handling equipment.

              9)  Any monument sign for tenant.

             10)  Dock levelers, dock lights.


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